BEACON INTERMODAL LEASING, LLC ABS 15G

Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Beacon Intermodal Leasing, LLC (the “Company”) MUFG Securities Americas Inc.

RBC Capital Markets, LLC (together, the “Specified Parties”)

Re: Beacon Container Finance II LLC, Series 2021-1 - Data Files Procedures

We have performed the procedures described below on the specified attributes in two electronic data files entitled “BCF 2021-1 unit detail - 8.31 cutoff.xlsx” (the “Unit Details File”) and “Fleet info MUFG 8.11.xlsx” (the “Buyout Details File”) provided by the Company on September 21, 2021 and September 23, 2021, respectively, containing information on 116,518 containers (the “Containers”) as of August 31, 2021 (together, the “Data Files”), which we were informed are intended to be included as collateral in the offering by Beacon Container Finance II LLC, Series 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “Cutoff Date” means August 31, 2021.

●	The term “Sources” means the screenshots from the Company’s servicing system (the “Servicing System Screenshots”), and Lease Agreements (for Sample Containers #21, #22, and #24 defined below).

●	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

KPMG LLP, a Delaware limited liability partnership and a member firm of the

KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

●	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 50 Containers from the Unit Details File (the “Sample Containers”). A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Containers we were instructed to randomly select from the Unit Details File.

B.	For each Sample Container, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources, or the inability to agree the indicated information from the Data Files to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority. Attributes #1 to #11 were stated in the Unit Details Files and Attribute #12 was stated in the Buyout Details File.

Attribute		Sources / Instructions

1.	Container Unit ID	Servicing System Screenshot

2.	Purchase Price	Servicing System Screenshot

3.	Net Book Value (“NBV”)	Servicing System Screenshot

4.	Manufacture Date	Servicing System Screenshot

5.	Remaining Contract Term (years)	Recompute as the number of days between the Contract End Date stated in the Unit Details File and the Cutoff Date, divided by 365.

6.	Equipment Type	Servicing System Screenshot

7.	Lessee	Servicing System Screenshot

8.	Contract Type	Servicing System Screenshots. Consider the Contract Type to be:

- “LTLEOM” if the Servicing System Screenshot indicated “Long Term End of Month.”

- “LTL” if the Servicing System Screenshot indicated “Long Term Lease Mid-Month.”

- “PLAEOM” if the Servicing System Screenshot indicated “Purchase Lease Agreement EOM.”

9.	Contract Daily Rate	If the Rate Type indicated on the Servicing System Screenshot was “Fixed Daily,” compare Contract Daily Rate to Fixed Rate appearing on the Servicing System Screenshot.

If the Rate Type indicated on the Servicing System Screenshot was “Time Step,” compare Contact Daily Rate to the Daily Rate from the Time Step Rates schedule appearing on the Servicing System Screenshot that corresponds to the current year.

Attribute		Sources / Instructions

10.	Contract Start Date	Servicing System Screenshots

11.	Contract End Date	Servicing System Screenshots

12.	Purchase Option Amount (applicable only for Sample Containers subject to Contract Type “PLAEOM”)	Servicing System Screenshots. For Sample Containers #21, #22, and #24, compare Purchase Option Amount to the Purchase Option amount applicable at the end of the Lease Term Extension period stated in the Lease Agreement.

Servicing System Screenshots. For Sample Containers #21, #22, and #24, compare Purchase Option Amount to the Purchase Option amount applicable at the end of the Lease Term Extension period stated in the Lease Agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Containers, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

October 7, 2021

Exhibit A

The Sample Containers

Sample Container Number	Container Unit ID	Sample Container Number	Container Unit ID
1	BMOU9657683	26	BEAU5723822
2	BEAU5100571	27	MSMU7939050
3	CMAU8211302	28	MSMU8015852
4	BMOU6718532	29	MSMU8027257
5	BEAU4102522	30	BMOU1597720
6	BMOU9652207	31	BMOU9870929
7	BEAU4671961	32	BEAU5241040
8	BEAU4679263	33	BEAU5250479
9	BEAU5541833	34	BEAU5261200
10	BEAU5636081	35	BMOU1478378
11	BEAU6083397	36	BMOU1521068
12	BEAU6127263	37	BEAU5359618
13	BEAU6064566	38	BMOU9302030
14	BEAU4586999	39	PCIU8995920
15	BMOU6214589	40	PCIU0001563
16	BEAU4862119	41	PCIU1995321
17	BMOU1310743	42	BEAU2679109
18	BEAU2760972	43	BMOU6472285
19	BMOU6942692	44	BEAU6317617
20	BEAU4248163	45	BMOU1232471
21	MEDU9446315	46	BEAU5921849
22	MEDU9467236	47	BEAU2405411
23	MEDU9624633	48	BEAU2569502
24	BMOU9657683	49	BMOU6192601
25	BEAU5100571	50	GMOU8872310

A-1